Exhibit 99.1

FOR IMMEDIATE RELEASE

Village Farms International’s Cannabis Joint Venture Pure Sunfarms Begins

Shipping Branded Products to Saskatchewan and Approved to Begin

Shipments to Manitoba

— Pure Sunfarms Continues to Launch New Products,

Including Pre-Rolls in Ontario and Continues to Prepare for Launch of First

Cannabis 2.0 Products this Summer —

Vancouver, British Columbia, June 24, 2020 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) (TSX: VFF) today announced its majority-owned joint venture for large-scale, low-cost, high-quality cannabis production, Pure Sunfarms, has begun shipping branded, packaged dried flower products to Saskatchewan following approval from the Saskatchewan Liquor and Gaming Authority (the “SLGA”), the provincial regulator responsible for permitting and monitoring the operation of local cannabis wholesalers and retailers in the Province. Pure Sunfarms expects its products to be available to Saskatchewan consumers beginning next week.

Saskatchewan ranks as the fifth largest Canadian province by cannabis sales, comprising approximately 6% of the country’s total sales1 and has the second highest per capita spend on cannabis of the five largest provinces1 (behind Alberta). Saskatchewan currently has 44 licensed retailers and with the SLGA’s announcement to move towards an open market cannabis model by September of this year, there will be no cap on the number of dispensaries permitted in municipalities provincewide which is expected to give more consumers access to product.

“Following Pure Sunfarms’ success in British Columbia, Ontario, and most recently, Alberta, we are pleased to supply another key market in Canada as we continue to expand our footprint across the country,” said Mandesh Dosanjh, President & CEO, Pure Sunfarms. “With Saskatchewan’s strong network of retailers, we are excited to offer even more Canadians our signature strains at a great price.”

Pure Sunfarms Approved to Begin Shipments to Manitoba

Village Farms also announced that Pure Sunfarms has been accepted by the Manitoba Liquor and Lotteries Corporation as an official supplier of non-medical adult-use cannabis to the Province’s licensed private sector retailers and will begin shipping branded, packaged products to Manitoba as soon as possible.

Manitoba ranks as the sixth largest Canadian province by cannabis sales, comprising approximately 4.5% of the country’s total sales and has a higher per capita spend on cannabis than the country average1.

“Expansion into additional provinces is one of a number of growth drivers for Pure Sunfarms this year as it continues to capitalize on its leading brand performance since entering the retail branded market last September,” said Michael DeGiglio, CEO, Village Farms. “We expect further provincial launches in the coming months, along with the continued introduction of new cannabis products, including the launch of pre-rolls in Ontario this week, and the launch of its first bottled oil and Cannabis 2.0 products this summer.”

Following the imminent launch in Saskatchewan and Manitoba, Pure Sunfarms’ products will be available in five of Canada’s six most populous provinces, which in aggregate represent more than 70% of the total Canadian population. Pure Sunfarms continues to advance discussions with other provincial distributors for potential supply agreements to further expand its presence in the Canadian cannabis market.

Pure Sunfarms Continues to Launch New Dried Cannabis Products, Including First Pre-Rolls in Ontario

Pure Sunfarms’ continues to launch new product offerings, including pre-roll formats, new strains and new package sizes:

•	Pre-rolled dried cannabis products (four different strains) in Ontario;

•	Pre-rolls of Afghan Kush, one of Pure Sunfarms top-selling strains, as well as Headband, in British Columbia;

•	Two new strains, D. Bubba and high-THC Pink Kush, two well-known British Columbia strains, which are Pure Sunfarms’ first new strains since the launch of its initial eight strains in September 2019;

•	A Hybrid 28-gram (1-ounce) large-format package in British Columbia and Alberta, and in Ontario in the coming weeks; and,

•	White Rhino 7-gram and Island Honey 7-gram packages in Alberta.

“Pre-rolls were the second largest-selling product category in Ontario in its fiscal 2020 year2,” said Mr. DeGiglio. “The launch of its first pre-rolled products in Ontario builds on Pure Sunfarms’ leading dried cannabis market share performance in Canada’s largest provincial market, and comes at an opportune time as the opening of retail stores in Ontario is expected to accelerate throughout this year, driving continued growth.”

Pure Sunfarms Continues to Prepare for Launch of First Bottled Cannabis Oils and Cannabis 2.0 Products this Summer

Pure Sunfarms continues to prepare for the roll out of its first bottled cannabis oils, as well as its first Cannabis 2.0 offerings this summer. Pure Sunfarms’ Cannabis 2.0 roll out will begin with the launch of a selection of pre-filled 510 vape cartridges and bottled cannabis oil, available in the extract forms of its top-selling3 dried cannabis strains, under the highly regarded and well trusted Pure Sunfarms brand.

1.	12 months ended April 30, 2020. Source: Statistics Canada.

2.	Source: Ontario Cannabis Store – A Year in Review 2019-2020.

3.	Market share performance is based on calculations by Pure Sunfarms from sales information provided by the Ontario Cannabis Store (OCS).

About Village Farms International, Inc.

Village Farms is one of the largest and longest-operating vertically integrated greenhouse growers in North America. Village Farms produces is and distributes fresh, premium-quality produce with year-round to national grocers in the U.S. and Canada from more than nine million square feet of Controlled Environment Agriculture (CEA) greenhouses in Canada and the U.S., as well as from its partner greenhouses in Canada and Mexico. The Company is leveraging its 30 years of experience as a large-scale, low-cost vertically integrated grower for the rapidly emerging global cannabis and CBD opportunities. In Canada, British-Columbia-based Pure Sunfarms (majority-owned by Village Farms) is one of the single largest cannabis operations in the world and one of the best-selling brands in the country. In the U.S., subject to compliance with all applicable U.S. federal and state laws, the Company is pursuing a strategy become a leading developer and supplier of branded and white-labeled CBD products targeting “big box” and other major retailers and consumer packaged goods companies, and with one the largest greenhouse operations in country, is well positioned for the potential federal legalization of high-THC cannabis.

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is subject to the safe harbor created by those sections. This press release also contains “forward-looking information” within the meaning of applicable Canadian securities law. We refer to such forward-looking statements and forward-looking information collectively as “forward-looking statements”. Forward-looking statements may relate to the Company’s future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable industry or the cannabis industry are forward-looking statements. In some cases, forward-looking information can be identified by such terms as “outlook”, “may”, “might”, “will”, “could”, “should”, “would”, “occur”, “expect”, “plan”, “anticipate”, “believe”, “intend”, “try”, “estimate”, “predict”, “potential”, “continue”, “likely”, “schedule”, “objectives”, or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this press release are subject to risks that may include, but are not limited to: our limited operating history, including that of our Pure Sunfarms Corp. joint venture for the production of cannabis in Canada (our “Joint Venture”) and our start-up operations of growing hemp in the United States; the legal status of our Joint Venture; risks relating to obtaining additional financing, including our dependence upon credit facilities; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp and agricultural businesses; the ability of our Joint Venture to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and licenses (e.g., our Joint Venture’s ability to obtain licenses for its Delta 2 greenhouse facility as well as additional licenses under the Canadian Act Respecting Cannabis To Amend to the Controlled Drugs and Substances Act, the Criminal Code and other Acts, S.C. 2018, c. 16 (Canada) for its Delta 3 greenhouse facility), and changes in our regulatory requirements; risks relating to conversion of our greenhouses to cannabis production for our Joint Venture; risks related to rules and regulations at the U.S. federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; the ongoing and developing COVID-19 pandemic; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this press release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company’s control, that may cause the Company’s or the industry’s actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company’s filings with securities regulators, including our most recent Annual Report on Form 10-K, our subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, each of which is available at www.sec.gov, as well as our filings on SEDAR, available at www.sedar.com. In particular, we caution you that our forward-looking statements are subject to the ongoing and developing circumstances related to the COVID-19 pandemic, which may have a material adverse effect on our business, operations and future financial results.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this press release relate only to events or information as of the date on which the statements are made in this press release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Lawrence Chamberlain

Investor Relations

(416) 519-4196

lawrence.chamberlain@loderockadvisors.com